Exhibit 99.1

NuCube Energy to Become a Publicly Listed Company Through Business Combination with Launch Two Acquisition Corp.

●	NuCube Energy, Inc. (“NuCube” or the “Company”) is an advanced-nuclear technology company developing factory-built, solid-state microreactors that deliver firm, carbon-free power or high-temperature process heat.

●	NuCube, in partnership with Idaho State University, was selected in April 2026 as one of the 11 modular nuclear reactor companies in the country to participate in the U.S. Department of Energy’s (DOE) Nuclear Energy Launch Pad USA program. The program provides the Company with access to federal infrastructure, specialized technical expertise, and vital regulatory support to advance the reactor’s development from design to operation through DOE authorization.

●	NuCube is targeting a capital-efficient path to a first-of-a-kind deployment in 2029, pursuing DOE authorization ahead of conversion to a U.S. Nuclear Regulatory Commission commercial license, expected to be accelerated by the May 2025 federal executive orders on nuclear energy.

●	NuCube’s NuSun™ platform uses TRISO (Tri-Structural Isotropic) fuel, widely regarded as the most robust fuel in the nuclear industry today, and features a passively safe, heat-pipe-cooled, solid-state design with no pumps, pressurizers, or pressure vessels - reaching output temperatures up to ~1,100°C, a range that addresses more than 90% of the industrial heat market.

●	The platform can be deployed in two configurations - the ~1.3 MWe NuSun-1 and ~15 MWe NuSun-15 - that are designed to serve three large markets: microgrids, industrial process heat, and behind-the-meter data-center power.

●	The transaction values NuCube at a pre-money equity value of approximately $500 million and is expected to generate gross proceeds of up to approximately $125 million, combining anticipated Private Investment in Public Equity (“PIPE”) financing and cash held in Launch Two Acquisition Corp. (“Launch Two”)’s trust account, subject to redemptions and transaction expenses. Hennessy Capital Group, LLC, through affiliates, is participating as a co-sponsor of the Transaction.

●	The transaction is expected to close in the second half of 2026, subject to customary closing conditions, including approval by Launch Two’s shareholders and NuCube’s stockholders, and applicable regulatory approvals. The combined company intends to list on Nasdaq or NYSE upon closing.

Idaho Falls, Idaho & Oakland, California, June 25, 2026 (GLOBE NEWSWIRE) -- NuCube Energy, Inc. (“NuCube”), an advanced-nuclear technology company productizing factory-built microreactors, and Launch Two Acquisition Corp. (NASDAQ: LPBB) a special purpose acquisition company, (“Launch Two” collectively, the “Parties”), today announced that they have entered into a definitive business combination agreement (the “Transaction” or the “Business Combination”) that would result in NuCube becoming a publicly listed company. Upon closing, the combined company is expected to be listed on Nasdaq or NYSE.

Company Background

Founded in 2023 and headquartered in Idaho Falls, Idaho, NuCube is an advanced-nuclear technology company developing factory-built microreactors that deliver firm, carbon-free electricity and high-temperature process heat at the point of use. The Company’s NuSun™ platform is built around a solid-state, heat-pipe-cooled reactor that eliminates the coolant pumps and complex heat exchangers, as well as large pressure vessels found in conventional reactors, supporting a passively safe, walk-away design intended to simplify licensing, lower lifecycle cost and accelerate commercial scaling compared to other advanced nuclear technologies.

NuCube operates an integrated develop-build-operate model spanning site selection and licensing, factory fabrication, fuel procurement, long-life operation, and commercialization through reactor sales, operations-as-a-service, and technology licensing.

Differentiated Reactor Technology

The NuSun™ platform employs proprietary, AI-optimized Fuel Moderator & Absorber assembly technology and TRISO fuel, with the ability to operate on currently available LEU+ (Low Enriched Uranium +) or HALEU (High Assay Low Enriched Uranium) uranium fuel. The design targets a longer core life, simplified licensing through an added safety barrier, and reduced long-lived waste through optimized burnup. NuCube can deliver output in three modes - industrial high temperature heat, combined heat and power, and electricity via its patent-pending thermophotovoltaic conversion system - enabling a solid-state alternative to legacy steam-turbine generation.

Large and Growing End Markets

NuCube’s small unit size, high-temperature output, and competitive projected cost intend to open three distinct markets: remote microgrids, industrial heat applications, and data centers. U.S. installed microgrid capacity reached 8.6 GW in 2023 and continues to grow rapidly; U.S. industrial process heat consumes roughly 7.6 quadrillion BTUs per year; and U.S. data-center power demand is projected to nearly triple to approximately 134 GW by 2030. NuCube’s high-temperature output positions it as one of the few nuclear platforms in the world today capable of directly serving the highest-value industrial heat processes, while modular blocks of ~15 MWe units can scale behind the meter to anchor hyperscale data-center campuses without waiting in the interconnection queue.

Commercial Pipeline and Partnerships

NuCube has established relationships across its supply chain and commercial pipeline. Halliburton Labs has selected and invested in NuCube, contributing supply-chain, remote-operations, and modularization expertise. The Company has additional collaboration agreements focused on integrating energy storage and controls and on producing hydrogen and solid carbon products using NuCube heat. NuCube has been accepted into the DOE Launch Pad program for a planned demonstration at Idaho State University, with additional potential demonstration sites under evaluation.

Management Commentary

Cristian Rabiti, Chief Executive Officer and Co-Founder of NuCube, said: “This transaction is a pivotal milestone for NuCube. We believe the public-company platform and capital from this combination will help us accelerate the path to our first-of-a-kind deployment and scale a reactor platform designed for the firm, carbon-free power that industry, remote communities, and data centers increasingly demand. We believe our solid-state design and proven fuel supply chain give us a differentiated, capital-efficient route to commercialization.”

James J. McEntee, Chief Executive Officer of Launch Two said: “NuCube brings together a world-class technical team, a differentiated microreactor, and an attractive entry point relative to public small modular reactor (“SMR”) peers. With unprecedented policy tailwinds and surging baseload demand, we believe NuCube is exceptionally well positioned to create durable value, and we are excited to partner with the team to bring this platform to the public markets.”

Transaction Overview

The Transaction values NuCube at a pre-money equity value of approximately $500 million. It also implies a pro-forma enterprise value of the new public company of approximately $579 million and a pro-forma equity value of approximately $683 million (in each case, assuming 78% redemptions and including $75 million of anticipated proceeds from a PIPE which the Parties are seeking).

Existing NuCube equity holders will roll 100% of their equity into the combined company and are expected to own approximately 73% of the combined entity at close. The combined company is expected to have no debt and up to approximately $104 million of net cash on its balance sheet to fund growth. Hennessy Capital Group, LLC, through affiliates, is participating as a co-sponsor of the Transaction, and Thomas Hennessy, President of Hennessy Capital Group is expected to be a member of the board of directors of the combined company upon closing. The proposed Transaction has been approved by the boards of directors of both Launch Two and NuCube and is expected to close in the second half of 2026, subject to the approval of Launch Two’s shareholders and NuCube’s stockholders, and applicable regulatory approvals, and other customary closing conditions.

Additional information about the proposed Transaction, including a copy of the business combination agreement and an investor presentation, will be provided in a Current Report on Form 8-K to be filed by Launch Two with the U.S. Securities and Exchange Commission (the “SEC”) and available at www.sec.gov.

Advisors

Cantor Fitzgerald & Co. acted as underwriter to Launch Two in connection with its initial public offering. Ellenoff Grossman & Schole LLP is acting as legal advisor to Launch Two, and Morgan, Lewis & Bockius LLP is acting as legal advisor to NuCube.

About NuCube Energy

NuCube Energy, Inc. is an advanced-nuclear technology company developing factory-built, solid-state microreactors that deliver firm, carbon-free power and high-temperature process heat on site. Through its NuSun™ platform and integrated develop-build-operate model, NuCube aims to provide reliable, scalable clean energy for remote microgrids, industrial heat applications, and data centers. For more information, please visit the Company’s website.

About Launch Two Acquisition Corp.

Launch Two Acquisition Corp. (NASDAQ: LPBB) is a special purpose acquisition company formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, stock purchase, share purchase, reorganization, or similar business combination with one or more businesses.

Additional Information and Where to Find It

In connection with the proposed Business Combination, Launch Two and NuCube intend to file with the SEC a registration statement on Form S-4, (as amended or supplemented from time to time, the “Registration Statement”), which will include a proxy statement/prospectus relating to the proposed business combination. Investors, shareholders, and other interested persons are urged to read the Registration Statement, the proxy statement/prospectus, and all other relevant documents filed with the SEC carefully and in their entirety when they become available because they will contain important information about Launch Two, NuCube, and the Business Combination. Investors will be able to obtain free copies of these documents through the website maintained by the SEC at www.sec.gov.

This press release does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or a solicitation of any proxy, vote, consent, or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE BUSINESS COMBINATION DESCRIBED HEREIN, PASSED UPON THE MERITS OR FAIRNESS OF THE BUSINESS COMBINATION OR ANY RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE INFORMATION IN THIS PRESS RELEASE. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

Participants in Solicitation

NuCube and Launch Two and their respective directors, managers and executive officers may be deemed under SEC rules to be participants in the solicitation of proxies of Launch Two’s shareholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests of Launch Two’s directors and officers in the Business Combination in Launch Two’s filings with the SEC, including the IPO Prospectus. To the extent that holdings of Launch Two’s securities have changed from the amounts reported in the IPO Prospectus, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Launch Two’s shareholders in connection with the Business Combination will be set forth in the proxy statement/prospectus on Form S-4 for the Business Combination, which will be filed by Launch Two and NuCube with the SEC. Investors, shareholders and other interested persons are urged to read the proxy statement/prospectus and other relevant documents that will be filed with the SEC carefully and in their entirety when they become available because they will contain important information about the Business Combination. Investors, shareholders and other interested persons will be able to obtain free copies of the proxy statement/prospectus and other documents containing important information about NuCube and Launch Two through the website maintained by the SEC at www.sec.gov.

No Offer or Solicitation

This Press Release and any oral statements made in connection with this Press Release does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination or (ii) an offer to sell, a solicitation of an offer to buy or a recommendation to purchase any security of NuCube or Launch Two, or any of their respective affiliates in any jurisdiction, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This Press Release does not constitute either advice or a recommendation regarding any securities. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom. Investment in any securities described herein has not been approved or disapproved by the SEC or any other regulatory authority nor has any authority passed upon or endorsed the merits of the offering or the accuracy or adequacy of the information contained herein any representation to the contrary is a criminal offense.

Forward-Looking Statements

This Press Release contains certain forward-looking statements within the meaning of the U.S. federal securities laws with respect to the Parties and the Business Combination, including expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding NuCube, Launch Two, the Combined Company, and statements regarding the anticipated benefits and timing of the completion of the Business Combination, the assets held by NuCube and by Launch Two, advanced nuclear energy, microreactor deployment, industrial power generation, AI data center energy demand and related energy infrastructure trends, the anticipated business of the Combined Company, NuCube and the markets in which they operate, planned business strategies, including, without limitation, NuCube’s plans to deploy its microreactor technologies to support industrial, manufacturing and data center energy needs, plans and use of proceeds, objectives of management for future operations of NuCube, expected operating costs of the Combined Company and its subsidiaries, the upside potential and opportunity for investors, the Combined Company and NuCube’s plan for value creation and strategic advantages, market size and growth opportunities, regulatory conditions, competitive position and the interest of other corporations in similar business strategies, technological and market trends, future financial condition and performance and expected financial impacts of the Business Combination, the satisfaction of closing conditions to the Business Combination and the level of redemptions of Launch Two’s public shareholders, and the Parties’ respective or collective expectations, intentions, strategies, assumptions, or beliefs about future events, results of operations, or performance or that do not solely relate to historical or current facts. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “potential,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions; but the Press Release may include other forward-looking information and data that are not preceded by any of the foregoing words. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements.

Forward-looking statements are predictions, projections and other statements about future events or conditions that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Press Release, including, but not limited to: the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of Launch Two’s securities; the risk that the Business Combination may not be completed by Launch Two’s business combination deadline or any extension thereto; the failure by the Parties to satisfy the conditions to the consummation of the Business Combination, including the approval of Launch Two’s shareholders; the failure of the Combined Company to obtain or maintain the listing of its securities on the Nasdaq Stock Market or the New York Stock Exchange after closing of the Business Combination; costs related to the Business Combination; changes in business, market, financial, political and regulatory conditions; risks relating to NuCube’s or the Combined Company’s anticipated operations and business, including, without limitation, NuCube’s plans to design, license, commercialize and deploy its microreactor technologies, including the costs, timeline, regulatory approvals and risks associated therewith; risks related to increased competition in the industries in which the Combined Company will operate; risks that after consummation of the Business Combination, the Combined Company may experience difficulties managing its growth, expanding operations, or executing its strategies; risks relating to the licensing, regulatory approval, construction, deployment and operation of advanced nuclear reactor technologies and related energy infrastructure; the outcome of any potential legal proceedings that may be instituted against NuCube, Launch Two, or others following announcement of the Business Combination; and those risk factors discussed in documents that NuCube or Launch Two filed, or will file, with the SEC.

The foregoing list of risk factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the (i) final prospectus of Launch Two dated as of October 7, 2024 and filed by Launch Two with the SEC on October 8, 2024 (the “IPO Prospectus”), (ii) the annual report on Form 10-K filed by Launch Two with the SEC on March 27, 2026, (iii) a registration statement on Form S-4 that Launch Two and NuCube intend to file in connection with the Business Combination, which will include a proxy statement of Launch Two, and other documents filed or to be filed by Launch Two and NuCube from time to time with the SEC. These materials do or will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. There may be additional risks that neither Launch Two nor NuCube presently knows or that Launch Two and NuCube currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and none of the Parties or any of their representatives assumes any obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. None of the Parties nor any of their representatives gives any assurance that any of Launch Two, NuCube, or the Combined Company will achieve its expectations.

Contacts

For Investors

NuCube Energy, Inc. — InvestorRelations@nucube.energy

For Media

NuCube Energy, Inc. — Media@nucube.energy

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